SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 23, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

            BERMUDA                     001-16503               98-0352587
  (Jurisdiction of incorporation        (Commission File        (IRS Employer
  or organization)                      Number)                 Identification
                                                                No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)



-more-

                                                     Willis Group Communications
                                                             Ten Trinity Square,
                                                                 London EC3P 3AX

Item 5.  Other Events

         On June 23, 2004, Willis Group Holdings Limited issued a press release announcing that it has reached agreement in principle to acquire a majority shareholding in Coyle Hamilton, the Republic of Ireland's largest privately owned insurance broker, and will acquire the remaining interest over the next several years.

         The press release is attached as Exhibit 99.1 hereto.


Item 7.           Financial Statements and Exhibits

(c) The following document is filed as an exhibit to this report on Form 8-K:

    99.1  Press Release dated June 23, 2004, of Willis Group Holdings Limited

                                                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            WILLIS GROUP HOLDINGS LIMITED

                                            By:  /s/ Mary E. Caiazzo
                                                 -----------------------------
                                                     Mary E. Caiazzo
                                                     Assistant General Counsel





Dated:  June 23, 2004

                                  EXHIBIT INDEX


Exhibit
Number            Title
------            -----

99.1     Press Release dated June 23, 2004, of Willis Group Holdings Limited